Exhibit 10.2

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2025, among GRAY MEDIA, INC., a Georgia corporation (formerly known as GRAY TELEVISION, INC.) (the “Borrower” and, together with the Subsidiary Guarantors, the “Credit Parties”), the Subsidiary Guarantors, each New Lender (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Lender. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto, and the Administrative Agent have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2021 (as amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of the Credit Agreement and pursuant to Section 2.14 of the Existing Credit Agreement, (a) the Borrower has requested an Initial Revolving Loan Commitment Increase and (b) the Existing Credit Agreement and the other Loan Documents may be amended to the extent necessary to (i) reflect the existence and terms of such Initial Revolving Loan Commitment Increase and (ii) effect such other amendments to the Existing Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.14 of the Existing Credit Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, certain New Lenders have agreed to provide additional Initial Revolving Loan Commitments as set forth on Annex A hereto;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.         Amendments to Existing Credit Agreement. Effective as of the Fourth Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a)    The following new defined terms are added to Section 1.1 of the Existing Credit Agreement (in the appropriate alphabetical order) to read in their respective entireties as follows:

“Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Borrower, the Lenders party thereto, the Subsidiary Guarantors and the Administrative Agent.

“Fourth Amendment Effective Date” shall mean March 31, 2025.

(b)    The definition of “Initial Revolving Loan Commitment” is hereby amended and restated in its entirety as follows:

“Initial Revolving Loan Commitment” shall mean (a) as to any Initial Revolving Lender the several commitment of such Lender to fund its respective portion of the Initial Revolving Loans to, and to purchase participations in Letter of Credit Obligations and Swingline Loans for the account of, the Borrower in an amount set forth in the Register and (b) as to all Initial Revolving Lenders, the aggregate commitments of such Lenders to make Initial Revolving Loans, and to purchase participations in Letter of Credit Obligations and Swingline Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 2.14). The aggregate Initial Revolving Loan Commitment of all the Initial Revolving Lenders as of the Fourth Amendment Effective Date shall be $700,000,000. The Initial Revolving Loan Commitment of each Initial Revolving Lender as of the Fourth Amendment Effective Date is set forth on Annex A to the Fourth Amendment.

(c)    Each reference to “Gray Television, Inc.” set forth in the Existing Credit Agreement is hereby amended to be a reference to “Gray Media, Inc.”.

(d)    The Initial Revolving Loan Commitment of each Initial Revolving Lender as of the Fourth Amendment Effective Date is set forth on the schedule attached hereto as Annex A.

SECTION 2.         Conditions of Effectiveness of this Amendment. This Amendment shall become on the date when the following conditions shall have been satisfied or waived (such date, the “Fourth Amendment Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Issuing Bank, the Swingline Lender, each New Lender and each Credit Party;

(b)    the Administrative Agent shall have received executed counterparts of a Note in favor of each New Lender who has requested a Note at least three (3) Business Days prior to the Fourth Amendment Effective Date, each executed by an Authorized Signatory of the Borrower;

(c)    the Borrower shall deliver or cause to be delivered one or more certificates, each in form and substance satisfactory to the Administrative Agent and executed by an Authorized Signatory of the Borrower (including, without limitation, an incumbency certification with respect to each Authorized Signatory to this Amendment), certifying that attached thereto are true, complete and correct copies of (i) the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment (including the Credit Agreement) and the Loan Documents to which it is a party and each of the transactions contemplated hereby or thereby and (ii) the articles or certificates of formation or incorporation (or the equivalent) and the bylaws or operating agreements (or the equivalent) of the Borrower (and, which in the case of such articles or certificates of formation or incorporation (or the equivalent) shall be certified by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of the Borrower) and (iii) a certificate of good standing for the Borrower issued by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of such Credit Party as of a date that is no earlier than thirty (30) days prior to the Fourth Amendment Effective Date (or such earlier date as the Administrative Agent may agree in its sole discretion);

(d)    the Administrative Agent shall have received the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    (A) a reliance letter with respect to the legal opinion of Jones Day, corporate counsel to the Borrower and its Restricted Subsidiaries, dated as of June 4, 2024 with respect to the Third Amendment and (B) such other legal opinions or reliance letters as may be reasonably requested by the Administrative Agent or any New Lender, in each case dated as of the Fourth Amendment Effective Date, addressed to the New Lenders and the Administrative Agent and including customary reliance by successors and/or assigns of the Administrative Agent and each New Lender; and

(ii)    Uniform Commercial Code Lien and other applicable searches reasonably required by the Administrative Agent with respect to the Borrower;

(e)    (i) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification with respect to the Borrower and (ii) all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case that has been requested at least five (5) Business Days prior to the Fourth Amendment Effective Date;

(f)    the Borrower shall have paid all of the reasonable out-of-pocket fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC and each of their respective affiliates, including without limitation, all reasonable and invoiced fees, charges and disbursements of counsel to such parties (directly to such counsel if requested) to the extent accrued and unpaid prior to or on the Fourth Amendment Effective Date, plus such estimate of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent);

(g)    no Default or Event of Default shall exist immediately prior to or after giving effect to the Fourth Amendment Effective Date and the transactions contemplated hereby, including the increase of Initial Revolving Loan Commitments;

(h)    all of the representations and warranties of the Borrower under the Credit Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) shall be true and correct at such time (or to the extent related specifically to a specific prior date, as of such date) in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Materially Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), both before and after giving effect to this Amendment and the transactions contemplated hereby, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties; and

(i)    the Administrative Agent shall have received in form and substance satisfactory to it, copies of all other documents, certificates and instruments reasonably requested by the Administrative Agent, with respect to the transactions contemplated by this Amendment.

Without limiting the generality of the provisions of Section 9.3 and Section 9.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2 or otherwise, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fourth Amendment Effective Date specifying its objection thereto.

SECTION 3.         Reaffirmation. By its execution hereof, the Borrower and each Subsidiary Guarantor hereby expressly (a) acknowledges that the covenants, representations and warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect; (b) affirms that each of the Liens and security interests granted in or pursuant to the Loan Documents are valid and subsisting and (c) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents and that such Liens and security interests continue as security for the “Obligations” under the Credit Agreement and the other Loan Documents.

SECTION 4.         Costs and Expenses. The Credit Parties hereby reconfirm their obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 5.         Limited Effect. Except as expressly provided herein, the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of any Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement, the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to any of the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Existing Credit Agreement or the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.

SECTION 6.         Representations and Warranties. By its execution hereof, each Credit Party hereby certifies, represents and warrants that:

(a)          (i) it has the corporate or other organizational power and authority to execute, deliver and perform this Amendment and the other Loan Documents entered into in connection with this Amendment, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Loan Documents entered into in connection with this Amendment, (iii) this Amendment and each of the Loan Documents executed in connection herewith has been duly executed and delivered on behalf of each Credit Party party hereto or thereto and (iv) this Amendment and the other Loan Documents entered into in connection with this Amendment each constitutes a legal, valid and binding obligation of each Credit Party party hereto or thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)         each of the representations and warranties made by it (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Fourth Amendment Effective Date as if made on and as of the Fourth Amendment Effective Date (both before and after giving effect to the transactions contemplated hereby), except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date;

(c)         no Default or Event of Default exists as of the date hereof or will exist after giving effect to this Amendment and the increase of Initial Revolving Loan Commitments; and

(d)         the condition with respect to the Initial Revolving Loan Commitment Increase set forth in this Amendment in Section 2.14(d)(ii) of the Existing Credit Agreement is satisfied.

SECTION 7.         New Lender Joinder. By its execution of this Amendment, each Person executing this Amendment as a “New Lender” that was not a “Lender” (as defined in the Existing Credit Agreement) immediately prior to the Fourth Amendment Effective Date (each such Lender, a “New Lender”) hereby acknowledges, agrees and confirms that, on and after the Fourth Amendment Effective Date:

(a)    it will be deemed to be a party to the Credit Agreement as a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and an Initial Revolving Lender under the Credit Agreement as if it had executed the Credit Agreement;

(b)    it will be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents;

(c)    it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.1 or Section 6.2 of the Existing Credit Agreement, as applicable, and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and to become a Lender and an Initial Revolving Lender under the Credit Agreement;

(d)    it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder;

(e)    it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and an Initial Revolving Lender;

(f)    it will provide any additional documentation (including, without limitation, any Assignment and Assumption Agreement to be executed in connection with this Amendment) to evidence its status as a Lender and an Initial Revolving Lender as of the Fourth Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement; and

(g)    in connection with the transactions contemplated by this Amendment, (i) there shall be an automatic adjustment to the Initial Revolving Loan Commitment Ratios in respect of the Initial Revolving Loan Commitment of each existing Lender with an Initial Revolving Loan Commitment to reflect the Initial Revolving Loan Commitments set forth on Annex A, (ii) the Administrative Agent shall reallocate the Initial Revolving Loans and other participation interests in Letter of Credit Obligations and Swingline Loans in accordance with the updated Initial Revolving Loan Commitment Ratios as of the Fourth Amendment Effective Date (and the Initial Revolving Lenders shall fund Initial Revolving Loans on the Fourth Amendment Effective Date and make such adjustments necessary to effect such reallocation), and (iii) the Borrower agrees to pay any amount required to be paid pursuant to Section 2.9 of the Credit Agreement in connection with any such reallocation.

SECTION 8.         Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

SECTION 9.         Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.         Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11.         Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

SECTION 12.         Nature of Agreement. This Amendment shall be a “Loan Document” and an “Incremental Increase Amendment”.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWER:	GRAY MEDIA, INC., as Borrower

	By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Executive Vice President, Chief Financial Officer

SUBSIDIARY GUARANTORS:		GRAY TELEVISION LICENSEE, LLC

	By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Treasurer

GRAY LOCAL MEDIA, INC.

	By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Executive Vice President, Chief Financial Officer

RAYCOM SPORTS NETWORK, LLC

	By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Treasurer

TUPELO MEDIA GROUP, LLC

	By:	/s/Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Treasurer

Gray Media, Inc.

Fourth Amendment to Credit Agreement

Signature Page

DYNAMIC CAPTIONING LLC

By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Treasurer

POWERNATION STUDIOS, LLC

By:	/s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Treasurer

Gray Media, Inc.

Fourth Amendment to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ Tracy L. Moosbrugger
Name: Tracy L. Moosbrugger
Title: Managing Director

NEW LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as a New Lender

	By:	/s/ Tony Savage
Name: Tony Savage
Title: Senior vice President